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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: DECEMBER 22, 1997


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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    Delaware                          0-26802                   31-1013521
----------------               ---------------------      ----------------------
(STATE OR OTHER                (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                  (770)441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                             ----------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                             ----------------------



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ITEM 5.  OTHER EVENTS

         Effective December 22, 1997, CheckFree Corporation (the "Company") reorganized its corporate structure into a "holding company" structure, consisting of a holding company conducting all of the business previously conducted by the Company through the Company and other wholly owned direct and indirect operating subsidiaries of the holding company. The name of the new holding company is "CheckFree Holdings Corporation" and as with the Company, it is a Delaware corporation. As described below, in connection with the restructuring, holders of Common Stock of the Company became holders of an identical number of shares of Common Stock of CheckFree Holdings Corporation ("Holdings"), and the Company became a wholly owned direct subsidiary of Holdings.

         The restructuring was effected by a merger conducted pursuant to
Section 251(g) of the Delaware General Corporation Law, which provides for the formation of a holding company structure without a vote of the stockholders of the Company. In the merger, the Company merged with CheckFree Merger Corporation, a newly-formed, wholly-owned direct subsidiary of Holdings (the "Merger"), with the Company as the surviving corporation of the Merger. In the Merger, each outstanding share of Common Stock of the Company and each share of Common Stock of the Company held in treasury was automatically converted into one share of Common Stock of Holdings. Each share of CheckFree Merger Corporation Common Stock was converted into a share of Company Common Stock. Additionally, each outstanding option to purchase shares of the Company's Common Stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of Holdings Common Stock, and the stock options were assumed by and continued as stock options of Holdings. In addition, Holdings assumed sponsorship of all employee benefits pursuant to the terms of the Merger. The Company will continue to operate as a wholly owned subsidiary of Holdings under the name CheckFree Corporation.

         Also in connection with the Merger, rights to purchase shares of the Company's Series A Junior Participating Cumulative Preferred Stock (the "Existing Rights") were cancelled, and Holdings distributed rights (the "New Rights") to purchase, on identical terms, shares of Holding's Series A Junior Participating Cumulative Preferred Stock carrying identical terms, rights, and preferences as the Series A Junior Participating Cumulative Preferred Stock of the Company. As with the Existing Rights, until the occurrence of certain events specified in Holdings Rights Plan, the New Rights are represented by the outstanding shares of Common Stock of Holdings in respect of which the New Rights are issued, are not transferable separately from the associated shares of Holdings Common Stock, and are automatically transferred upon transfer of the associated Common Stock.

         As a result of the restructuring, all the business and operations previously conducted by the Company and its subsidiaries are now conducted by Holdings and its subsidiaries, and the assets and

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liabilities of Holdings and its subsidiaries on a consolidated basis are the same as the assets and liabilities of the Company and its subsidiaries immediately before the Merger. The Certificate of Incorporation and the Bylaws of Holdings are identical to the Certificate of Incorporation and Bylaws of the Company as in effect immediately prior to the restructuring, and the capital stock of Holdings has the same designations, rights, and preferences as the capital stock of the Company prior to the restructuring. In addition, the persons who were directors and executive officers of the Company prior to the restructuring are directors and executive officers of Holdings after the Merger. The Common Stock and New Rights of Holdings are listed for trading on the Nasdaq National Market under the symbol "CKFR", as were the Common Stock and Existing Rights of the Company. Stockholders of the Company do not recognize gain or loss for U.S. Federal Income tax purposes as a result of the restructuring.

         Certificates formerly representing shares of Common Stock of the Company are deemed to represent shares of Common Stock of Holdings. The Company's transfer agent will deliver to each former stockholder of the Company a transmittal letter that must be returned to the transfer agent, along with the original stock certificate of the Company, in order to receive a new certificate for Holdings Common Stock representing the identical number of shares of Common Stock of the Company previously owned by the stockholder.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (C)  EXHIBITS

2 Agreement and Plan of Merger among CheckFree Corporation, CheckFree Holdings Corporation and CheckFree Merger Corporation, dated as of December 22, 1997.

3(a)     Certificate of Incorporation of CheckFree Holdings Corporation.

3(b)     Bylaws of CheckFree Holdings Corporation.

3(c) Rights Plan between CheckFree Holdings Corporation and Fifth Third Bank, dated as of December 16, 1997.

3(d)     Form of Specimen stock certificate.

4 Articles FOURTH, FIFTH, SEVENTH, EIGHTH, TENTH AND ELEVENTH of CheckFree Holdings Corporation's Certificate of Incorporation (contained in Exhibit 3(a) hereto) and Articles II, III, IV, VI, and VIII of CheckFree Holdings Corporation's Bylaws (contained in
         Exhibit 3(b) hereto).

99(a) News Release, dated December 23, 1997, issued by CheckFree Corporation announcing the restructuring.

99(b) Letter to Stockholders dated December 31, 1997 describing the restructuring.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHECKFREE CORPORATION


Date:  December 29, 1997            By:  /s/ James S. Douglass
                                         -------------------------------------
                                         James S. Douglass, Executive Vice
                                         President and Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
     2      *     Agreement and Plan of Merger among CheckFree Corporation,
                  CheckFree Holdings Corporation, and CheckFree Merger
                  Corporation, dated as of December 22, 1997.

     3(a)   *     Restated Certificate of Incorporation of CheckFree Holdings
                  Corporation.

     3(b)   *     Bylaws of CheckFree Holdings Corporation.

     3(c)   *     Rights Plan between CheckFree Holdings Corporation and Fifth
                  Third Bank, dated as of December 16, 1997.

     3(d)   *     Form of Specimen stock certificate.

     4            Articles FOURTH, FIFTH, SEVENTH, EIGHTH, TENTH AND ELEVENTH of
                  CheckFree Holdings Corporation's Certificate of Incorporation
                  (contained in Exhibit 3(a) hereto) and Articles II, III, IV,
                  VI, and VIII of CheckFree Holdings Corporation's Bylaws
                  (contained in Exhibit 3(b) hereto).

     99(a)  *     News Release, dated December 23, 1997, issued by CheckFree
                  Corporation announcing the restructuring.

     99(b)  *     Letter to Stockholders dated December 31, 1997 describing the restructuring.


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*  Filed with this report.



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